                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                  TANOX, INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5)  Total fee paid:

     -------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:_________________________________________________
    (2) Form, Schedule or Registration Statement No.:___________________________
    (3) Filing Party:___________________________________________________________
    (4) Date Filed:_____________________________________________________________

[Tanox Logo]   Tanox, Inc.
                                                                       CORPORATE
                                              4888 Loop Central Drive, Suite 820
                                                         Houston, TX  77081-2225
                                            (713) 578-4900. (713) 578-5002 (Fax)

                                                                    LABORATORIES
                                                               10301 Stella Link
                                                         Houston, TX  77025-5497
                                            (713) 578-4900. (713) 578-5001 (Fax)



April 10, 2001



Dear Stockholder:

     On behalf of your board of directors and management, I am pleased to invite you to attend the 2001 Annual Meeting of Stockholders of Tanox, Inc. It will be held at our corporate offices located at 4888 Loop Central Drive, Houston, Texas 77081, on May 16, 2001, at 10:00 a.m.

     You will find information regarding the matters to be voted on at the meeting in the following pages. Our 2000 Annual Report to Stockholders, which includes our Annual Report on Form 10-K, is also enclosed.

     It is important that your shares are represented at the meeting. Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card in the accompanying envelope. Please note that voting by proxy will not prevent you from attending the meeting and voting in person.

     In addition to the formal items of business to be brought before the meeting, there will be a report on Tanox's operations during 2000, followed by a question and answer period. Your interest in Tanox is appreciated, and we look forward to seeing you on May 16th.


                         Sincerely,


                         /s/ Nancy T. Chang

                         Nancy T. Chang
                         Chairman, President and Chief Executive Officer

                                  TANOX, INC.
                               10301 Stella Link
                             Houston, Texas 77025


--------------------------------------------------------------------------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


TIME:               10:00 a.m. on Wednesday, May 16, 2001

PLACE:              Loop Central One Building
                    4888 Loop Central Drive
                    Houston, Texas  77081

ITEMS OF BUSINESS:  1. Election of a Class I director to serve for a three-year term

                    2. Ratification of the appointment of Arthur Andersen LLP as
                       Tanox's independent accountants for 2001

                    3. Consider such other business as may properly come before the meeting

RECORD DATE:        You are entitled to vote if you were a stockholder of record at the close of business on April 4, 2001

PROXY VOTING:       It is important that your shares be voted at the meeting.
                    You are cordially invited to attend the meeting and vote in person. If you are unable to attend the meeting, please vote by signing, dating and returning the accompanying proxy card as soon as possible.



                                         Katie-Pat Bowman
                                         Vice President, General Counsel
                                          and Corporate Secretary


April 10, 2001



  This notice of meeting and proxy statement and accompanying proxy card are being distributed on or about April 20, 2001.

                                  TANOX INC.
                               10301 Stella Link
                             Houston, Texas 77079


--------------------------------------------------------------------------------

                                PROXY STATEMENT

--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INTRODUCTION..............................................................    1
VOTING PROCEDURES.........................................................    1
  Who May Vote............................................................    1
  How to Vote.............................................................    1
  Proxies Can Be Revoked..................................................    1
  Meeting Attendance......................................................    1
  Required Votes..........................................................    2
  Expenses of Solicitation................................................    2
PROPOSAL 1 -- ELECTION OF DIRECTOR........................................    3
  Nominee for Class I Director for a Three-Year Term to Expire in 2004....    3
  Information on Directors Continuing in Office...........................    3
  Committees of the Board of Directors....................................    5
BENEFICIAL OWNERSHIP TABLE................................................    7
  Section 16(a) Beneficial Ownership Reporting Compliance.................    8
EXECUTIVE COMPENSATION....................................................    8
  Summary Compensation Table..............................................    8
  Option Exercises Table..................................................    9
  Compensation Committee Report...........................................    9
  Stock Performance Graph.................................................   11
  Board Compensation......................................................   12
OTHER TRANSACTIONS........................................................   13
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT
   OF INDEPENDENT ACCOUNTANTS.............................................   13
ADDITIONAL INFORMATION....................................................   14
  Stockholder Proposals for the 2002 Annual Meeting.......................   14
  Advance Notice Required for Stockholder Nominations and Proposals.......   14

                                  INTRODUCTION

     The board of directors of Tanox Inc. is soliciting proxies to be used at the 2001 annual meeting of stockholders. For a period of ten days prior to the annual meeting, a complete list of stockholders of record entitled to vote at the annual meeting will be available at Tanox's executive offices for inspection by stockholders during ordinary business hours for proper purposes.

                               VOTING PROCEDURES

Who May Vote

     Holders of record of Tanox common stock at the close of business on April 4, 2001 will be entitled to vote their shares at the annual meeting. As of the record date, Tanox had 44,090,233 shares of common stock outstanding. Each share of common stock is entitled to one vote.

How To Vote

     If you are a stockholder of record, you may vote by either:

     1.   Attending the meeting; or

     2. Signing, dating and returning your proxy card in the envelope provided.

     If you hold your shares through someone else, such as a bank or broker, you will be able to vote by following the voting instruction form you receive from your bank or broker.

     If you return your signed proxy, your shares will be voted as you direct. You can specify whether your shares should be voted for the nominee for director. You can also specify whether you approve, disapprove or abstain from the proposal to ratify the appointment of Arthur Andersen LLP as independent accountants for Tanox for 2001. IF YOU RETURN YOUR SIGNED PROXY CARD AND DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, YOUR SHARES WILL BE VOTED FOR THE NAMED NOMINEE AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. If any other items of business properly come before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

Proxies Can Be Revoked

     You can revoke your proxy at any time before its exercise in any of the following ways:

     1. By submitting written notice of revocation to the Corporate Secretary of Tanox;

     2.   By submitting another proxy that is properly signed and later dated;
          or

     3.   By voting in person at the annual meeting.

Meeting Attendance

     Because of limited seating, only stockholders, their proxy holders and Tanox's guests may attend the annual meeting. If you plan to attend, you must be a stockholder of record as of April 4, 2001, or you must bring with you a brokerage statement or other evidence of beneficial ownership showing ownership of common stock on April 4, 2001.

Required Votes

     The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast will constitute a quorum. Abstentions and broker non-votes (proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on that proposal) are counted as present in determining whether the quorum requirement is satisfied. Abstentions from voting on the proposal to ratify the appointment of independent accountants will be included in the voting tally and will have the same effect as a vote against such proposal. Although broker non-votes are considered present for quorum purposes, they are not considered entitled to vote with respect to either matter. Accordingly, broker non-votes will not affect the outcome of the voting.

     The director will be elected by a plurality of the votes of shares of common stock present in person or represented by proxy at the annual meeting.

     Ratification of the appointment of the independent accountants will require the affirmative vote of holders of a majority of the votes of common stock present in person or represented by proxy at the meeting and entitled to vote on the matter.

Expenses of Solicitation

     Solicitation of proxies for use at the annual meeting may be made by mail, telephone or in person, by directors, officers and regular employees of Tanox. Such persons will receive no additional compensation for any solicitation activities. Tanox will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by such entities, and Tanox will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies from Tanox stockholders will be borne by Tanox.

                                   PROPOSAL 1

                              ELECTION OF DIRECTOR
                             (Item 1 on Proxy Card)

     Tanox's bylaws provide that the board of directors will consist of not less than one nor more than nine directors. The current number of authorized directors is set at five. The board of directors is classified into three classes, designated Class I, Class II and Class III, with terms expiring in 2001, 2002 and 2003, respectively. The terms of office of the members of one class of directors expire each year in rotation so that the members of one class are elected at each annual meeting to serve full three-year terms, or until their successors are elected and qualified. Each class consists, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors.

     Unless you withhold authority to vote for the director in the proxy, your shares will be voted for the nominee listed below. The nominee has indicated a willingness to serve as director, but if he should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person the board of directors recommends.

The board of directors recommends that you vote for election of the nominee listed below. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

     The term of office for the one director in Class I expires at this annual meeting. The board of directors has selected the nominee listed below for election as a Class I director. If elected, he will serve until the annual meeting of stockholders in 2004 or until he resigns or is succeeded by another qualified director who has been elected. The terms of office of all other directors expire at the annual meeting in 2002 or 2003, as the case may be. The board of directors held five meetings in 2000. All directors attended at least 75% of the meetings of the board of directors and the committees thereof of which they are members. The following biographical information regarding the nominees for director and each current director is as of March 29, 2001.

Nominee for Class I Director for a Three-Year Term to Expire in 2004

  Osama Mikhail, Ph.D. .............    Dr. Mikhail has served as Senior Vice
  Age 53                                President and Chief Strategic Officer of
  Director since 1994                   St. Luke's Episcopal Health System since
                                        September 1998, and also served in that
                                        capacity from 1992 through 1994. He is
                                        also a Professor of Management and
                                        Policy Sciences at the University of
                                        Texas, School of Public Health, in the
                                        Texas Medical Center, Houston, Texas, a
                                        position he has held since 1989. Dr.
                                        Mikhail has served as a consultant to
                                        Tanox since 1993. Dr. Mikhail received
                                        an MBA from the University of
                                        Pennsylvania's Wharton School and an
                                        M.S. and Ph.D. from the Graduate School
                                        of Industrial Administration, Carnegie-
                                        Mellon University.

Information on Directors Continuing in Office

Class II Directors with Terms Expiring in 2002:
----------------------------------------------

   Heinz W. Bull, Dipl. Kfm.........    Mr. Bull served as the Chief Executive
   Age 62                               Officer of the pharmaceutical division
   Director since 2000                  (Byk Gulden) of ALTANA AG, a strategic
                                        management holding company based in
                                        Germany, from January 1988 until
                                        December 31, 1999. He has been a member
                                        of the supervisory board of Byk Gulden
                                        since May 2000 and CEO of ALTANA
                                        Innovationsfonds GmbH, a corporate
                                        venture capital fund investing in start-up companies and consulting such companies primarily in technology projects, since January 2000. He served in various capacities at Byk between 1972 and 1999, including CEO, Vice
                                        President of International Operations,
                                        and General Manager of both the Austrian and Italian operating companies.

  Tse Wen Chang, Ph.D...............    Dr. Tse Wen Chang is one of our co-
  Age 53                                founders and served as our Vice
  Director since 1986                   President of Research and Development
                                        and Chief Scientific Officer from March
                                        1986 until January 1997 when he resigned that position to assume the position of Dean of the College of Life Sciences at National Tsing Hua University in
                                        Hsinchu, Taiwan. Dr. Chang is currently
                                        a professor there. In May 2000, Dr.
                                        Chang became the President of the
                                        Development Center for Biotechnology, an organization that promotes biotechnology in Taiwan, a position that he continues to hold today. Dr. Chang was a professor at Baylor College of Medicine in the Division of Molecular Virology from 1986 to 1991. From 1984 to 1986, he served as Vice President of Research at Centocor,
                                        Inc. Dr. Chang obtained his Ph.D. from
                                        Harvard University in cell and
                                        developmental biology.


 Class III Directors with Terms Expiring in 2003:
 -----------------------------------------------

  Nancy T. Chang, Ph.D..............    Dr. Nancy T. Chang is one of our co-
  Age 51                                founders and has served as our President
  Director since 1986                   and Chairman of the Board of Directors
                                        since our organization in March 1986.
                                        She has served as our Chief Executive
                                        Officer since June 1990. From 1986 to
                                        1992, Dr. Chang served as an Associate
                                        Professor at Baylor College of Medicine
                                        in the Division of Molecular Virology.
                                        Between 1981 and 1986, Dr. Chang was
                                        employed by Centocor, Inc., serving as
                                        the Director of Research, Molecular
                                        Biology Group, from 1984 to 1986. From
                                        1980 to 1981, she was employed by Roche
                                        Institute of Molecular Biology. Dr.
                                        Chang received her Ph.D. in biological
                                        chemistry from Harvard University.

  William J. Jenkins, M.D...........    Dr. Jenkins has been a strategic
  Age 53                                consultant to the pharmaceutical
  Director since 1999                   industry since April 1999. Prior to
                                        that, he served as Head of Clinical
                                        Development and Regulatory Affairs and a member of the board of directors of Novartis Pharma AG, an international pharmaceutical company based in Basel,
                                        Switzerland, since 1992. Dr. Jenkins
                                        served as Head of Clinical Research for
                                        the Glaxo Group from 1988 to 1992. Dr.
                                        Jenkins received his medical degrees
                                        from the University of Cambridge.

Committees of the Board of Directors

--------------------------------------------------------------------------------
 Audit Committee
--------------------------------------------------------------------------------
  Members:     Osama Mikhail, Chairman
               William J. Jenkins
               Tse Wen Chang

--------------------------------------------------------------------------------
  Number of meetings in 2000:  one

--------------------------------------------------------------------------------
  Principal
  Functions:   The Audit Committee is responsible for:
--------------------------------------------------------------------------------
               overseeing Tanox's internal control structure, financial
               reporting, and legal and ethical compliance program, and
               reviewing with Tanox's counsel any legal matters that could have a significant impact on the financial statements;
--------------------------------------------------------------------------------
               recommending to the board of directors the selection of the independent accounting firm, and approving the fees and other compensation to be paid to the firm;
--------------------------------------------------------------------------------
               reviewing with financial management and the independent
               accountants interim financial statements prior to filing the Form
               10-Q or prior to the release of earnings;
--------------------------------------------------------------------------------
               receiving and acting on reports and comments from Tanox's
               independent accountants regarding internal controls and other matters;
--------------------------------------------------------------------------------
               considering and approving material changes to auditing and accounting principles as suggested by independent accountants or management;
--------------------------------------------------------------------------------
               reviewing and recommending inclusion of the annual financial statements in the annual report on Form 10-K, and reviewing other reports or financial information submitted to government
               agencies, stockholders or the general public; and
--------------------------------------------------------------------------------
               maintaining direct lines of communication with the board of directors and Tanox's management and independent accountants.
--------------------------------------------------------------------------------

   Audit Fees

     The estimated aggregate fees for the audit of the 2000 financial statements for Tanox and reviews of interim condensed consolidated financial statements was $103,200.

   Financial Information Systems Design and Implementation Fees

     Arthur Andersen LLP rendered no services to Tanox in 2000 for financial information systems design and implementation.

   All Other Fees

     The aggregate fees billed to Tanox for services rendered by Arthur Andersen LLP in 2000, other than those services referenced in the previous two paragraphs, were $284,700. These services rendered by Arthur Andersen LLP included services in conjunction with Tanox's registration statements, tax consultation and tax return preparation services and a compensation study.

     The Audit Committee considers that the provision of the services referenced above under the heading "All Other Fees" is compatible with maintaining Arthur Andersen LLP's independence.

   Report of the Audit Committee

     In the performance of our oversight responsibilities, we have reviewed and discussed Tanox's audited financial statements for the year ended December 31, 2000 with management and with Arthur Andersen LLP, the independent accountants for Tanox. In addition, we discussed with Arthur Andersen LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements.

     We have received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Arthur Andersen LLP its independence in connection with its audit of Tanox's most recent financial statements.

     Based on these reviews, discussions, and management's assurances, we recommended to the board of directors that these audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     Each of the three members of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     The board of directors has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to the Proxy Statement for the 2001 annual meeting of stockholders.

Respectfully submitted,

The Audit Committee

Osama Mikhail (Chairman)
Tse Wen Chang
William J. Jenkins


--------------------------------------------------------------------------------
 Compensation Committee
--------------------------------------------------------------------------------
  Members:     Osama Mikhail, Chairman
               Tse Wen Chang
--------------------------------------------------------------------------------
  Number of Meetings in 2000: three
--------------------------------------------------------------------------------
  Principal
  Functions:   The Compensation Committee is responsible for making decisions with respect to the compensation of all officers and other key executives including:
--------------------------------------------------------------------------------
               annual base salary;
--------------------------------------------------------------------------------
               annual incentive opportunity level;
--------------------------------------------------------------------------------
               long-term incentive opportunity level (including stock option grants);
--------------------------------------------------------------------------------
               employment agreements, severance arrangements and change in control provisions; and
--------------------------------------------------------------------------------
               any other special or supplemental benefits.
--------------------------------------------------------------------------------

                           BENEFICIAL OWNERSHIP TABLE

     The following table sets forth the number of shares of common stock beneficially owned on February 28, 2001, by each person or entity known to Tanox to be a beneficial owner of 5% or more of its Common Stock, by each Tanox director and director nominee, by each executive officer named in the Summary Compensation Table below and by all directors, director nominees and executive officers as a group. Except as otherwise noted, the beneficial owner has sole voting and investment power with respect to the shares listed.

                                                         Number of          % of
                                                         ---------         -----
Name and Address                                           Shares          Class
----------------                                           ------          -----
Nancy T. Chang  ...............................          6,958,043 (1)      15.8%
   10301 Stella Link
   Houston, Texas 77025
Tse Wen Chang   ...............................          6,564,239 (2)      15.0%
   81 Chang Hsing Street
   Taipei, Taiwan, Republic of China
Novartis AG    ................................          6,373,732 (3)      14.6%
   S-202.502
   CH-4002
   Basel Switzerland
Osama Mikhail..................................             90,468 (4)        *
William J. Jenkins.............................             16,000 (4)        *
Heinz W. Bull..................................              8,750 (4)        *
David W. Thomas................................             12,800 (5)        *
John C. Morris.................................              4,800 (4)        *
George Y. Wang.................................            152,400            *
John Blickenstaff..............................            308,589 (6)        *
All officers and directors, as a
    group (11 persons) (7).....................         14,148,639 (4)      32.0%

____________________________________

*    Less than 1%
(1) Includes (i) 291,200 shares that may be acquired by Dr. Chang within 60 days upon the exercise of outstanding employee stock options, (ii) 6,279,318 shares held by Robinhood Ventures, L.P., (iii) 34,816 shares held by AMC Ventures, L.P., and (iv) 248,847 shares held by Dr. Chang as trustee for her minor children. Dr. Chang is the President of Apex Enterprises, Inc., the sole general partner of each of Robinhood Ventures, L.P. and AMC Ventures, L.P., and is the beneficial owner of shares held by those partnerships. Also includes 3,862 shares held by her minor children, with respect to which Dr. Chang disclaims beneficial ownership.
(2)  Includes 247,705 shares held in trust by Dr. Chang for his children.
(3)  Based on a Schedule 13G filed with the SEC on April 13, 2000.
(4)  Includes 85,468 shares, 16,000 shares, 8,750 shares, 4,800 and 451,418 shares that may be acquired by Dr. Mikhail, Dr. Jenkins, Mr. Bull, Mr. Morris and all officers and directors as a group, respectively, within 60 days upon the exercise of outstanding stock options.
(5) Includes 2,400 shares held by Dr. Thomas's minor children and 9,600 shares that may be acquired by him within 60 days upon the exercise of outstanding stock options.
(6) Includes 2,560 shares held by his minor children and 1,280 shares held by his spouse, with respect to which Mr. Blickenstaff disclaims beneficial ownership.
(7) Does not include Dr. Thomas or Mr. Morris who resigned from Tanox prior to February 28, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange
Act), requires Tanox's directors and executive officers, and persons who own more than 10% of a registered class of Tanox's equity securities, to file with the SEC and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Tanox common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Tanox with copies of all Section 16(a) forms they file.

     To Tanox's knowledge, based solely on a review of the copies of such reports furnished to it and written representations that such reports accurately reflect all reportable transactions and holdings, during the year ended December 31, 2000, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis.


                             EXECUTIVE COMPENSATION

     The following table shows the total compensation paid for the years ended December 31, 2000 and 1999, to Dr. Nancy T. Chang, our Chief Executive Officer, and the other executive officers at December 31, 2000 that were the most highly compensated executive officers during 2000 (Named Executive Officers).

                            Summary Compensation Table

                                                                             Long-Term
                                             Annual Compensation (1)        Compensation
                                            --------------------------      ------------
                                                                          Shares Underlying        All Other
Name and Principal Position           Year    Salary (2)    Bonus (3)      Options Granted      Compensation (4)
---------------------------           ----    ----------    ---------      ---------------      ----------------
Nancy T. Chang                        2000     $372,083     $145,000                  -              $4,940
 Chairman, President and              1999      364,583       93,000                  -               8,621
 Chief Executive Officer

David W. Thomas (5)                   2000      205,625       20,000                  -               4,940
 Senior Vice President,               1999      196,042       10,000             32,000               6,049
 Research and Development

John C. Morris (5)                    2000      158,750       10,000                  -               5,540
 Vice President, Operations           1999      152,708       10,000             24,000               5,884

George Y. Wang                        2000      137,917       20,000                  -               4,610
 Vice President, Process              1999      131,875            -              4,000               5,249
 Development and Production

John Blickenstaff                     2000      116,042       40,000                  -               4,552
 Vice President, Administration       1999      112,196            -                  -               4,104
______________________________________________


(1) As permitted by the rules of the SEC, the Other Annual Compensation column has been excluded because the total incremental cost in a given year of perquisites and other personal benefits for any Named Executive Officer did not exceed the lesser of $50,000 or 10% of such officer's combined salary and bonus for that year.

(2) The compensation paid to all employees in each of 2000 and 1999 included an extra payroll run (an extra 1/2 month's pay) due to our transitioning in late 1999 from a monthly payroll to a semi-monthly cycle.

(3) The 2000 bonus amounts reported above for Dr. Chang, Dr. Thomas and Mr. Morris, Dr. Wang and Mr. Blickenstaff include $100,000, $20,000, $10,000, $10,000 and $30,000, respectively, that were in recognition of services rendered during the 12 months ended June 30, 2000, including in the case of Dr. Chang, Dr. Thomas and Mr. Blickenstaff, their contributions toward Tanox's successful initial public offering.

(4) 2000 amounts consist of: matching contributions of $4,250 made pursuant to Tanox's 401(k) plan for each of the Named Executive Officers; and premiums paid on behalf of Drs. Chang and Thomas, Mr. Morris, Dr. Wang and Mr. Blickenstaff for group term life insurance of $690, $690, $1,290, $360 and $302, respectively.

(5) Dr. Thomas resigned as an officer of Tanox effective January 5, 2001, and Mr. Morris resigned effective February 21, 2001.


      Aggregated Option Exercises in 2000 and Values at December 31, 2000

                                                         Number of Shares
                                                      Underlying Unexercised              Value of Unexercised
                             Shares                         Options                     In-the-Money Options at
                           Acquired                    At December 31, 2000              December 31, 2000 (2)
                                                       --------------------              ---------------------
                              on            Value
           Name             Exercise     Realized (1)   Exercisable    Unexercisable   Exercisable  Unexercisable
           ----             --------     ------------   -----------    -------------   -----------  -------------
Nancy Chang...............   100,000      $2,543,750        291,200          260,800    $9,227,400     $8,264,100
David Thomas..............   120,000       4,035,000          6,400          105,600       184,800      3,574,200
John Morris...............    79,999       2,377,970          1,600           70,401        42,700      2,190,832
George Wang...............   110,400       2,500,650         92,000            3,200     3,509,220         85,400
John Blickenstaff.........   122,400       4,572,654

________________________________


(1) Value realized reflects the fair market value of the common stock underlying the exercised option on the date of exercise minus the aggregate exercise price.

(2) Value of unexercised in-the-money options is based on a value of $39.1875 per share, the closing sale price of our common stock on December 31, 2000.

Compensation Committee Report

     The Compensation Committee of the Board of Directors (the "Committee") is composed of Directors who are not employees of Tanox. The Committee is responsible for establishing and administering Tanox's executive compensation arrangements, including the compensation of the Chief Executive Officer and the other executive officers of Tanox. The Committee's policies and programs are designed to further Tanox's goal of increasing shareholder value by motivating and retaining executive officers.

General Compensation Philosophy
-------------------------------

     The Committee believes that the compensation programs for executive officers of Tanox should be designed to attract, retain and motivate talented executives responsible for the success of Tanox and should be determined within a competitive framework and based on the achievement of strategic company objectives and individual performance.

     During 2000 the Committee took steps to ensure that its compensation programs would be designed to maintain market competitiveness and be based on performance. The Committee undertook a review of the current compensation arrangements of Tanox and based on that review established the following compensation philosophy:

     "Tanox's compensation program will be aligned with and support Tanox's business strategy. Compensation plans will be externally competitive, internally equitable and performance-based. The direct compensation plans (monetary and nonmonetary) will be designed so that all employees understand how their performance and compensation relates to Tanox's key performance indicators. It will provide an affordable level of compensation for each employee in exchange for expected levels of performance and results. When Tanox's business performance exceeds specified targets, compensation may exceed that offered by the competition. When Tanox does not meet specified targets, compensation will be below the competitive marketplace."

     During early 2001, Tanox changed its compensation administration cycle to coincide with its year end. Previously, the company reviewed compensation on a July 1 to June 30 cycle. The Committee believes that the change in compensation administration cycle will more closely align incentives with the annual performance of Tanox.

Key Elements of Executive Compensation
--------------------------------------

     Each executive officer's compensation package is reviewed on an annual basis and is comprised of up to three (3) components: base salary, annual bonus and long-term incentives. In addition to these components, executive officers are eligible to participate in the employee benefit programs generally available to all other Tanox employees.

Base Salary

     The level of base salary for each executive officer is established based primarily on the individual's area and scope of responsibilities, qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies that compete with Tanox for business and executive talent, and the incentives needed to attract and retain qualified management. Each executive's base salary is reviewed on an annual basis to account for the individual's performance over the previous year and to ensure that base salaries remain competitive with the external market.

Annual Bonus

     Beginning in the year 2001, the Committee's policy is to base a significant portion of its executives' cash compensation on annual bonuses. In determining bonuses, the Committee considers factors such as relative performance of Tanox during the year, the individual's contribution to the company's performance and the individual's accomplishment of objectives. During 2000, the named executive officers received bonuses in July 2000 (relative to performance objectives achieved during the 12 months ended June 30, 2000), and certain of these officers earned bonuses attributable to their performance during the last six months of the year.

Long-Term Incentive

     The Committee believes that an important goal of executive compensation programs should be to provide executives with an opportunity to increase their ownership and potentially gain financially as Tanox's stock price increases. This approach ensures, to the maximum extent possible, that the interests of the stockholders and executives are closely aligned.

     Long-term incentive compensation is granted to executives under Tanox's 1997 Stock Plan (the "Plan"). The Plan allows for the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Performance Units and Stock Awards to employees, advisors and consultants of Tanox. The size and nature of equity awards granted to employees is determined by the Board of Directors at its sole discretion based on factors that it deems relevant. None of the named executive officers received long term incentive grants during 2000.

Deductibility of Executive Compensation
---------------------------------------

     The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to
Section 162(m). As the cash compensation paid by Tanox to each of its executive officers is expected to be below $1 million and the Committee believes that equity awards granted under the 1997 Stock Plan to such officers will meet the requirements for qualifying as performance-based, the Committee believes that
Section 162(m) will not affect the tax deductions available to Tanox with respect to the compensation of its executive officers. It is the Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, Tanox may from time to time pay compensation to its executive officers that may not be deductible.

Compensation of the Chief Executive Officer
-------------------------------------------

     In setting the compensation payable during calendar year 2000 to the Chairman of the Board, President and Chief Executive Officer, Dr. Nancy T. Chang, the Committee used the same factors as described above for the executives. The Committee reviewed Dr. Chang's compensation relative to her performance over the previous year in achieving company goals. Dr. Chang's annual base salary was increased 4.3% from $350,000 to $365,000 effective July 1, 2000. The other named executive officers received salary increases between 2.6% and 4.8% at that time. The Committee awarded Dr. Chang a cash bonus of $100,000 in July of 2000 for the achievement of company goals for the period July 1999 to June 2000. During that period, Tanox completed its initial public offering, which brought in net proceeds of over $220,000,000. In early 2001, Dr. Chang was awarded a cash bonus of $45,000 for her accomplishments during the last six months of 2000, which included building Tanox's infrastructure and recruiting a strong management team to take Tanox into the next stage of its growth.

Respectfully submitted,

The Compensation Committee

Osama Mikhail (Chairman)
Tse Wen Chang

Stock Performance Graph

The following performance graph compares the cumulative stockholder return on the common stock of Tanox to the cumulative total return of the Nasdaq Stock Market-U.S. Index and the Nasdaq Biotechnology Index. The graph assumes that the value of the investment in the common stock and each index was $100 at the initial point of each graph and that all dividends were reinvested. The initial point of the graph is April 7, 2000, the first day of trading of Tanox common stock on the Nasdaq Stock Market following our initial public offering.

                                  Cumulative Total Returns
                                  ------------------------

                              April 7, 2000  December 31, 2000
                              -------------  -----------------
Tanox                            $100.00            $137.50
Nasdaq Stock Market-U.S.         $100.00              55.28
Nasdaq Biotechnology Index       $100.00              96.45

Board Compensation

     Directors who are employees of Tanox receive no additional compensation for serving on the board of directors. With the exception of Tse Wen Chang, non-employee directors receive director fees of $1,000 for each board meeting they attend and $500 for each board committee meeting they attend. Under the Tanox 2000 Non-Employee Directors' Stock Option Plan (2000 Director Plan), non-employee directors elected to the board after April 7, 2000, receive, upon initial election or appointment to the board, an option to acquire 15,000 shares of common stock at the fair market value on the date of grant. On his or her re-election to the board, each such non-employee director receives an option to acquire an additional 5,000 shares of common stock at the fair market value on the date of grant. All options granted under the 2000 Director Plan have terms of 10 years (subject to early termination) and vest monthly over 36 months. Upon his election to the board on September 20, 2000, Heinz Bull was granted an option for 15,000 shares under the 2000 Director Plan.

     In connection with his appointment in November 1999 to the board of directors, on February 17, 2000, we granted William J. Jenkins an option to acquire 24,000 shares of common stock at an exercise price of $12.50 per share, of which 16,000 shares are currently exercisable. The option, which was granted under the 1992 Non-Employee Directors Stock Option Plan, has a term of 10 years (subject to early termination) and vests with respect to one third of the shares on each of July 13, 2000, November 15, 2000 and November 15, 2001. At the time of the grant, Tanox also agreed to loan Dr. Jenkins an amount equal to $6.25 for each share of common stock exercised under the option, which amount would be used for purposes of exercising the option. The loan bears interest at 8.5% per year, with interest and principal being due at the end of three years. If, as of November 15, 2002, Dr. Jenkins has served three full years as a director of Tanox, all amounts due under any outstanding loans would be forgiven, effective as of the later to occur of November 15, 2002 or the maturity date of the loan in question. If his service as director terminates prior to November 15, 2002, the loans are forgivable on a pro rata basis. The loans are secured by the shares of common stock acquired upon exercise of the option.

     During 2000, Tse Wen Chang had a consulting agreement with Tanox whereby he received fees of $48,000 for services rendered in 2000, including services as a director. Dr. Jenkins received consulting fees of $15,683 from Tanox during 2000 for various advisory services rendered. Osama Mikhail received consulting fees of $2,000 during 2000.


                              OTHER TRANSACTIONS

     Tanox has made loans to certain officers in connection with their relocation to Houston, Texas, their exercise of stock options and their initial retention by the Company. The following table provides information regarding the terms of such loans and the outstanding balances.


                             Highest Balance      Balance as of   Interest
                                                                  --------
Name                             in 2000         April 10, 2001     Rate                Nature and Purpose of Loan
----                             -------         --------------     ----                --------------------------
David Thomas............        $150,000                  -         8.5%          Bridge loan for home purchase in Houston
John Blickenstaff.......        $161,250                  -         8.5%          Bridge loan to finance stock option exercise
William Shanahan, Jr....        $260,516                  -         8.5%          Bridge loan for home purchase in Houston
Michael Kelly...........        $290,500                  -         8.5%          Bridge loan for home purchase in Houston
                                $100,000           $100,000         7.0%          Loan in connection with initial employment;
                                                                                   principal and interest forgivable at the rate
                                                                                   of 25% per year subject to continued
                                                                                   employment


                                  PROPOSAL 2

          RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                            (Item 2 on Proxy Card)

     It is the responsibility of the Audit Committee to employ, subject to stockholder ratification at each annual meeting, independent accountants to audit the financial statements of Tanox for the year and to perform such other duties as prescribed from time to time by the Audit Committee.

     Arthur Andersen LLP has served as Tanox's independent accountants for over 13 years. Tanox believes that the firm's knowledge of Tanox's business and operations gained through these periods of service is most valuable. Partners and employees of the firm who work on Tanox's account are periodically changed, thus giving Tanox the benefit of new thinking and approaches in the audit area.

     Subject to ratification by the stockholders, the Audit Committee has reappointed Arthur Andersen LLP as independent accountants to perform an audit of Tanox's consolidated financial statements for the year 2001 and to render other services as required of them.

     Representatives of Arthur Andersen LLP are expected to be present at the annual meeting and will have an opportunity to address the meeting and respond to appropriate questions.

The board of directors recommends that you vote for the ratification of the appointment of Arthur Andersen LLP as independent accountants. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

                            ADDITIONAL INFORMATION

Stockholder Proposals for the 2002 Annual Meeting

     If you wish to submit a stockholder proposal for inclusion in Tanox's proxy statement and form of proxy for our 2002 Annual Meeting of Stockholders, we must receive it at our executive offices, to the attention of the Corporate Secretary, not later than December 17, 2001.

Advance Notice Required for Stockholder Nominations and Proposals

     Tanox's By-laws require timely advance written notice of stockholder nominations of director candidates and of any other proposals to be presented at an annual meeting of stockholders. In order to be presented at an annual meeting, the By-laws require that written notice of director nominations by stockholders be delivered to Tanox's Corporate Secretary at its executive offices not less than 40 days prior to the annual meeting or, if less than 50 days' notice of the date of such meeting is given to stockholders, not later
than 10 days after the date such notice is given.   In the case of the 2001
annual meeting, director nominations must be received by April 30, 2001. The written notice must set forth for each person whom the stockholder proposes to nominate for election as a director: (a) the name, age, business address and residence address of such person; (b) the principal occupation or employment of such person; (c) the number of shares of common stock of Tanox beneficially owned by such person; (d) the written consent of such person to have such person's name placed in nomination at the meeting and to serve as a director if elected; (e) any other information relating to such stockholder that would be required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934 (Regulation 14A); and (f) such other information as may reasonably be required by Tanox to determine the eligibility of such person to serve as a director of Tanox. The stockholder giving the notice must also include: (a) the name and address, as they appear on Tanox's books, of such stockholder; and (b) the number of shares of common stock that are then beneficially owned by such stockholder.

     In the case of other proposals by stockholders for an annual meeting, the By-laws require that written notice be delivered to Tanox's Corporate Secretary at its executive offices not less than 30 nor more than 60 days prior to the meeting; provided that, if less than 40 days' notice of the meeting is given to stockholders, a stockholder's proposed notice of meeting must be received not more than 10 days after the date of such notice. In the case of the 2001 annual meeting, such proposals must be received by April 30, 2001. The stockholder's notice to the Corporate Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and record address of such stockholder; (c) the number of shares of Tanox common stock beneficially owned by such stockholder; (d) any material interest of the stockholder in the business proposed; and (e) any other information required to be provided by the stockholder under Regulation 14A.

     Business timely submitted by a stockholder in accordance with the foregoing procedures will be considered at the annual meeting of stockholders, unless the board of directors determines that the proposed business should not be conducted at the annual meeting.

                                                                      APPENDIX A
                                                                      ----------
                                  TANOX, INC.
                            Audit Committee Charter
                            -----------------------
                          (adopted February 17, 2000)


Purpose

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports and other financial information provided by the Corporation to governmental agencies, the Corporation's shareholders or to the general public,
(ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and (iii) the Corporation's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices, at all levels. The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section D of this Charter.

Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the Committee shall be considered independent if they have no relationship to either the Corporation or management that may interfere with the exercise of their independence from management and the Corporation. Examples of such relationships include:

     . a director being employed by the Corporation or any of its affiliates for the current year or any of the past three years;

     . a director accepting any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for service on the Board of Directors, benefits under a tax qualified retirement plan or non-discretionary compensation;

     . a director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer ("immediate family" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, daughter-in-law and anyone who resides in such person's home);

     . a director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's (or the business organization's) consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     . a director being employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

     All members of the Committee shall either (i) have a working familiarity with basic finance and accounting practices, including the ability to read and understand fundamental financial statements, such as a balance sheet, cash flow statement and income statement or (ii) will be able to have such working familiarity within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the need for an internal audit function consistent with D(3) below and to review the Corporations financials consistent with D(4) below.

Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:

 Documents/Reports Review

     1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update the Charter accordingly), and ensure that this Charter be included in the Corporation's proxy statement once every three years.

     2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental agencies, the Corporation's shareholders or the general public, including any certification, report, opinion or review rendered by the independent accountants, including reviewing the nature and extent of any significant changes in accounting principles.

     3. Review with management and the independent accountants the need for an internal audit function, and the regular internal reports to management, if any, prepared by the internal auditing department and management's response. Note:
Further references to internal audit functions and reports and the internal audit department assume creation of an internal audit function and department.

     4. Review with financial management and the independent accountants interim financial statements prior to their filing on Form 10-Q or otherwise or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

 Independent Accountants

     5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall receive from the independent accountants a formal written statement identifying all relationships between the independent accountants and the Corporation consistent with Independence Standards Board Standard 1. The Committee shall be responsible for ensuring receipt of such statement. The Committee shall review and discuss with the independent accountants all relationships the accountants have with the Corporation to determine the accountants' independence and objectivity, and take action to effect, or recommend to the Board of Directors, any proposed discharge if the Committee determines the accountants are not appropriate independent. The Committee shall recognize its obligation to ensure the independence of the Corporation's outside auditors.

     6. Review the performance of the independent accountants and recommend to the Board of Directors any proposed discharge of the independent accountants when circumstances warrant. The Committee shall recognize that it has the ultimate authority and responsibility, as representatives of the Corporation's shareholders, to select, evaluate and, where appropriate, replace such independent auditors (or to nominate the auditor to be proposed for shareholder approval).

     7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

     8. Review with the Corporation's independent accountants on a regular basis that they are ultimately accountable to the Committee and the Board of Directors (as opposed to management), as representatives of the Corporation's shareholders.

 Financial Reporting Process

     9. When the Committee considers it appropriate to do so, recommend to the Board of Directors creation of an internal audit department and function.

     10. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. Review adequacy of the Corporation's systems of internal control.

     11. Meet with independent accountants and internal auditors to review the scope of the audit and audit plan for the current year.

     12. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting and consider and approve, if appropriate, material changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

     13. Review organizational structure, qualifications and activities of the internal audit staff.

 Process Improvement

     14. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

     15. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department, if any, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

     16. Review with the independent accountants, the internal auditing department, if any, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

 Ethical and Legal Compliance

     17. Review with the Corporation's counsel: (a) legal compliance matters including corporate securities trading policies and (b) any legal matter that could have a significant impact on the Corporation's financial statements.


     18. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or Board of Directors deems necessary or appropriate.

     19. Review the system for monitoring the Corporation's compliance with laws and regulations and the results of management's investigation of, and action taken in connection with, fraudulent acts and accounting irregularities.

 Reporting

     20. Report to the Board of Directors following each meeting of the Committee.

     21.  Maintain minutes of each meeting of the Committee.

     22. Prepare an annual report to be included in the Corporation's annual proxy statement concerning whether the Committee has (i) reviewed and discussed the Corporation's audited annual financial statements with management, (ii) discussed with the outside auditors, among other things, any accounting disagreements with management, (iii) received mandatory disclosures from the outside auditors about their independence and (iv) recommended the publication of such financials in the Corporation's Annual Report on Form 10-K to the Board of Directors.

[front side of proxy card]


                                  TANOX INC.
                ANNUAL MEETING OF STOCKHOLDERS -- MAY 16, 2001
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Nancy T. Chang, Michael A. Kelly and Katie-Pat Bowman as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and vote all shares of Common Stock of Tanox, Inc. held of record by the undersigned on April 4, 2001, at the Annual Meeting of Stockholders to be held on May 16, 2001 and at any adjournments thereof.

                        (To Be Signed on Reverse Side.)

[reverse side of proxy card]


    PLEASE MARK YOUR
[X] VOTES AS IN THIS
    EXAMPLE.


 PROPOSAL 1.                             WITHHOLD
 Election of    FOR the nominee          AUTHORITY          Nominee:
  Director      listed at right       to vote for the       For three year term
                                  nominee listed at right   expiring in 2004:
                    [_]                     [_]             Osama Mikhail

PROPOSAL 2.

TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY.

     FOR  [_]               AGAINST  [_]            ABSTAIN  [_]


In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR proposals 1 and 2. Unless otherwise specified, this Proxy will be voted for the Nominee proposed by the Board of Directors and for the ratification of the selection of independent certified public accountants and in the discretion of the persons named as Proxies on all other matters which may properly come before the Annual Meeting or any adjournments thereof.

                                   IMPORTANT

                      PLEASE MARK, SIGN BELOW, DATE, AND

             RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.


PLEASE MARK HERE IF YOU INTEND TO ATTEND THE
2001 ANNUAL MEETING OF STOCKHOLDERS.                    [ ]



Signatures:__________________________________       Date:_____________________

Note: Please sign exactly as your name or names appear on stock certificate (as indicated hereon.) For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please give your title.

                                       2